UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 21, 2007


                       MEDIACOM COMMUNICATIONS CORPORATION
             (Exact names of Registrant as specified in its charter)

         Delaware                      0-29227                   06-1566067
 (State of incorporation)          (Commission File             (IRS Employer
                                       Number)                Identification No.

                              100 Crystal Run Road
                           Middletown, New York 10941
                    (Address of principal executive offices)

                  Registrant' telephone number: (845) 695-2600

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On and  effective  December  21,  2007,  the  Board  of  Directors  of  Mediacom
Communications Corporation (the "Company") amended and restated the Company's Bylaws to allow the Company to issue its securities in uncertificated form. In addition, on December 21, 2007, the Board of Directors of the Company adopted a resolution permitting the issuance of uncertificated securities. The amendments were made to Article IV of the Bylaws. The Company's Bylaws were amended and restated in order to ensure that the Company's listed securities are eligible for participation in the Direct Registration System. The Direct Registration System allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates.

The foregoing summary description of the amendments to the Company's Bylaws is qualified in its entirety by reference to the full text of the amended and restated Bylaws, a copy of which is attached as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(c)  Exhibits:

     Exhibit No.           Description
     -----------           -----------

        3.1                Amended and Restated By-Laws

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            Mediacom Communications Corporation


Date: December 28, 2007                     By:   /s/ Mark E. Stephan
                                                -------------------------------
                                                  Mark E. Stephan
                                                  Executive Vice President and
                                                  Chief Financial Officer